Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption “Experts” in the Prospectus, which is part of this Registration Statement of Appalachian Bancshares, Inc. on Form S-2.

      /s/ Mauldin & Jenkins Certified Public Accountants, LLC

Atlanta, Georgia
August 25, 2005